Exhibit 4.2

NUMBER
VRAY
VIEWRAYTM
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 92672W 10 3
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF
VIEWRAY INCORPORATED
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
SECRETARY
PRESIDENT & CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(Brooklyn, New York)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
UTMA –
Custodian
TEN COM – as tenants in common
(Cust)
(Minor)
TEN ENT – as tenants by entireties
under Uniform Transfers to Minors
JT TEN – as joint tenants with right of survivorship and not as tenants in common
Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received
hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.